UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2020

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

(781)-457-9000

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

EXPLANATORY NOTE

On February 3, 2020, Anika Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting the completion of its acquisition (the “Arthrosurface Merger”) of Arthrosurface Incorporated (“Arthrosurface”), pursuant to the Agreement and Plan of Merger, dated January 4, 2020 (the “Arthrosurface Merger Agreement”), by and among the Company, Arthrosurface, Button Merger Sub, Inc. (“Arthrosurface Merger Sub”) and Boston Millennia Partners Button Shareholder Representation, Inc., solely in its capacity as the representative, agent and attorney-in-fact of the Equityholders (as defined in the Arthrosurface Merger Agreement). This Current Report on Form 8-K/A amends and supplements Item 9.01(a) and 9.01(b) of the Original Form 8-K to provide financial statements and pro forma financial information required by such items, respectively.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Arthrosurface as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and the notes related thereto, are filed as Exhibit 99.1 hereto and are incorporated by reference herein. The unaudited financial statements of Arthrosurface as of September 30, 2019 and the for the nine-months ended September 30, 2019 and 2018 are filed as Exhibit 99.2 and are incorporated by reference. The consent of BDO USA, LLP, Arthrosurface’s independent registered public accounting firm, is filed as Exhibit 23.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019, giving effect to the Arthrosurface Merger as if it occurred on September 30, 2019, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018, in each case giving effect to the Arthrosurface Merger as if it occurred on January 1, 2018, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited financial statements of Arthrosurface Incorporated as of December 31, 2018 and for the years ended December 31, 2018 and 2017, and the notes related thereto.
99.2	Unaudited financial statements of Arthrosurface Incorporated as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018.
99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2019, giving effect to the Arthrosurface Merger as if it occurred on September 30, 2019, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 in each case giving effect to the Arthrosurface Merger as if it occurred on January 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Date: March 13, 2020	By:	/s/ Sylvia Cheung
Chief Financial Officer